News Release FOR IMMEDIATE RELEASE Avantor® Hosts Investor Day, Announces New Strategic Operating Model to Drive Growth and Productivity  Transformative New Operating Model to Feature Two Complementary Business Segments Aligned to Customer Needs: Laboratory Solutions and Bioscience Production  Company Launches Cost Optimization Initiative to Deliver $300M in Run Rate Savings by the end of 2026  Reaffirms Fiscal Year 2023 Guidance RADNOR, Pa. – December 7, 2023 – Avantor, Inc. (NYSE: AVTR), a leading global provider of mission-critical products and services to customers in the biopharma and healthcare, education and government, and advanced technologies industries, will host an Investor Day tomorrow to discuss the company’s strategic growth plans. During the event, Avantor will outline its plans to transform the business by implementing a new operating model and advancing a multi-year cost optimization initiative. Under the new model, Avantor will transition from three geographic segments to two complementary business segments focused on customer needs: Laboratory Solutions and Bioscience Production. “There has never been a more exciting time to serve science, and we are a trusted and proven partner to our customers at every step of their scientific journey. Aligning our model with our research and production capabilities is a natural evolution of our business that will strengthen our performance, sharpen our focus on accelerating customers’ innovation and unlock significant operating efficiencies,” said Michael Stubblefield, President and Chief Executive Officer. “Over the past decade, we have built a Fortune 500 Life Science Tools leader, and our new operating model builds on the strength of Avantor’s platform and will position our company for long-term growth. We look forward to sharing our transformation and strategy with investors tomorrow,” Stubblefield concluded.

Introduces New Operating Model with Two Complementary Business Segments  The Laboratory Solutions segment (LSS) represents an estimated $4.7B1 in annual revenue and positions Avantor as a trusted partner at more than 300,000 customer locations in 180 countries. The Laboratory Solutions segment leverages a comprehensive portfolio of products, services and digital solutions to enable insights in life science research, diagnostic and quality control workflows and creates a critical access point for seeding proprietary products to support Avantor’s production segment. Randy Stone will serve as Executive Vice President of Laboratory Solutions. Mr. Stone currently serves as Executive Vice President, Proprietary Research Products and Materials. Prior to joining Avantor, Mr. Stone had a 16-year tenure at DuPont in the Americas and Asia Pacific, most recently as President of the Mobility and Materials business.  The Bioscience Production segment (BPS) represents an estimated $2.3B1 in annual revenue and provides mission-critical, high-purity materials and solutions for bioprocessing, healthcare, and advanced technologies. Through this segment, Avantor is specified into 85% of the top 20 commercial biologic therapies and is the leading supplier of medical-grade silicones for a wide range of life-changing medical devices. Benoit Gourdier will serve as Executive Vice President of Bioscience Production. Mr. Gourdier currently serves as Executive Vice President, Biopharma Production and recently joined Avantor following a 25-year career driving growth and leading commercial organizations, most recently as Senior Vice President and General Manager, BioReliance® Contract Testing Services at Millipore Sigma.  Avantor’s sales organization in the Americas and Europe and global strategic partners organization will be realigned under Jim Bramwell in his new role as Executive Vice President, Sales. Mr. Bramwell currently serves as Executive Vice President, Americas and has been with the company for 30 years in a variety of commercial leadership roles. Changes to Avantor’s operating model and organizational structure, including Mr. Stone's, Mr. Gourdier's, and Mr. Bramwell’s new leadership roles, will become effective January 1, 2024. Earnings will be reported under this structure beginning in April with first quarter 2024 results. Two years of financial statements reflecting the new business segments will be provided in February 2024 to assist with the comparability of information to be presented in accordance with the new business segments. 1 Estimated FY2023 annual revenue

As part of the business segment realignment, Sheri Lewis, Executive Vice President, Global Supply Chain and Frederic Vanderhaegen, Executive Vice President, Europe, will depart Avantor in 2024 after supporting the transition to the new operating model. Launches Cost Optimization Initiative In connection with its new operating structure, Avantor is advancing a global cost optimization initiative to further enhance productivity through increased organizational efficiency, optimized footprint, reduced cost-to-serve and procurement savings that are expected to generate approximately $300 million in run rate cost savings by the end of 2026. Reaffirms FY2023 Guidance Avantor also reaffirmed the fiscal year 2023 guidance provided by management during the third quarter earnings call. Tomorrow, Avantor’s Investor Day will begin at 9:00 a.m. ET and conclude at approximately 12:00 p.m. ET. The live virtual event will be available on the Events & Presentations page in the Investor section of Avantor's website, ir.avantorsciences.com. The investor presentation and a replay of the webcast will also be available on the investor relations website following the event. About Avantor Avantor®, a Fortune 500 company, is a leading global provider of mission-critical products and services to customers in the life sciences and technology industries. Our portfolio is used in virtually every stage of the most important research, development and production activities in the industries we serve. Our global footprint enables us to serve more than 300,000 customer locations and gives us extensive access to research laboratories and scientists in more than 180 countries. We set science in motion to create a better world. For more information, visit avantorsciences.com and find us on LinkedIn, Twitter and Facebook. Forward-Looking and Cautionary Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “assumption,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “likely,” “long-term,” “near-term,” “objective,” “opportunity,” “outlook,” “plan,” “potential,” “project,” “projection,” “prospects,” “seek,” “target,” “trend,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions; they are not guarantees of performance. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. Factors that could contribute to these risks, uncertainties and assumptions include, but are not limited to, the factors described in “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q, as such risk factors may be updated from time to time in our periodic filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this press release. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws. Global Media Contact Emily Collins Vice President, External Communications Avantor 332-239-3910 Emily.Collins@avantorsciences.com Investor Relations Contact Christina Jones Vice President, Investor Relations Avantor 805-617-5297 Christina.Jones@avantorsciences.com SOURCE: Avantor and Financial News